I N S U R A N C E / R E I N S U R A N C E B E R M U D A I R E L A N D U N I T E D S T A T E S MAX CAPITAL GROUP LTD. Nasdaq: MXGL Investor Presentation Quarter Ended – September 30, 2008 Exhibit 99.2

INFORMATION CONCERNING
FORWARD LOOKING STATEMENTS
This presentation includes statements about future economic performance, finances, expectations, plans and prospects of the Company that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements.
For further information regarding cautionary statements and factors affecting future results, please refer to the Company’s most recent Annual Report on
Form 10-K , Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by the Company with the SEC. The Company undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

Max Capital Today
Global underwriter of specialty insurance and reinsurance focused on risk adjusted returns and book value growth
Operating subsidiaries in Bermuda, Ireland and United States
Agreement to acquire Lloyd’s insurance operation announced July 2008 – closing expected in Nov. 2008
Highly experienced management and underwriting teams with proven track record through all market cycles
Diversified business mix balanced between insurance and reinsurance, long and short tail exposures and geographic spread of risk
Growth through deliberate expansion of product lines with experienced teams
Strategic initiatives focus on value creation through all product cycles
Portfolio approach to risk through integration of asset / liabilities for all transactions
Culture focused on risk and capital management
Custom pricing models for each class of business with emphasis on ROE
$1.3 billion of shareholders’ equity at September 30, 2008

Third Quarter 2008 Highlights
2008 Underwriting remains on plan
Max Specialty GPW: $53 million (YTD: $134 million)
Net favorable development on prior period reserves of $52 million  (YTD: $89 million)
Hurricane Gustav and Ike net loss estimate of $50 million
Total Investment Portfolio Return:
Alternative Investments Return:
HFRI Fund of Fund Index return:
Target allocation to alternative investments reduced to 15% of invested assets (Range 10% - 20%)
$8 million returned to Shareholders
$3 million Share Repurchases (YTD: $106 million)
$5 million Dividend (YTD: $15 million)
Corporate Operations
Agreement to acquire Lloyd’s operation announced July 2008
-2.83%
-12.99%
-9.63%
(YTD: -2.17%)
(YTD: -11.98%)
(YTD: -11.84%)

Strategic Diversification & Expansion Of The Company
2003
Structured & Alternative Life & Annuity Insurance Reinsurance Specialty MDS allocation %
0
200
400
600
800
1,000
1,200
1,400
2003 2004 2005 2006 2007 2008 Plan
32.2%
31.5%
31.8%
29.1%
23.5%
20.7%
0%
5%
10%
15%
20%
25%
30%
35%
40%
18.5%
2004 2006 2007
2008
2005
Casualty Insurance
Bermuda / Dublin
Property Insurance
Property / Cat
Reinsurance
$23.50 / share
Common Offering
U.S. E&S insurance
Max USA $100m
Senior Debt Issue
U.S. admitted
insurance company
Lloyd’s operation
acquisition
agreement

Identifying & Recruiting “Franchise Players” Has Been
Instrumental In Our Success
Experienced &
highly quantitative
underwriting teams
Lead underwriters average over 20
years in the business
High percentage of employees hold
professional designations
2004
Property
2003
Excess Liability
Professional Liability
Medical Malpractice
Reinsurance
2005
Property / Property -
Cat Reinsurance
2006
Aviation
2007
U.S. Excess
& Surplus Property
Ocean Cargo / Inland
Marine
U.S. Casualty
Multi – peril crop
2008
Lloyd’s*
Accident / Health
Reinsurance
Financial Institutions
Professional Indemnity
Property
* Approvals pending

Operating Strategy
Focused on niches / specialties
Opportunities that reward our  specialized knowledge
and relationships
Marketing and distribution efforts that emphasize building
brand awareness
Dedication to customer service
Expand E&S lines business in the U.S. and through Lloyd’s
Manage property catastrophe aggregate exposure on a
1:250 year basis not to exceed 25% of beginning year equity
2008 Target – less than 20%
Target product classes where we can invest resources and
“intellectual capital,” which leads to long–term franchise value
Strong balance sheet supported by prudent reserving
practices
Maintain financial strength ratings and pursue an upgrade
Reinsurance purchased to manage exposures and pricing
cycles
State-of-the-art systems, risk controls
Capital allocated to maximize return on every transaction
Specialty Lines
Underwriting Operations
Diversified Product Offering
Enterprise Risk Management

Seek to achieve high quality, stable and consistent ROEs
Target ROE of 15% over the market cycle
Compound annual ROE of 11.3% over last 5 years
Book value has grown 28% over last 60 months
Lower volatility of ROE
Do well in the good years - 15% to 20% ROE
Have a positive ROE in the bad years
Our most highly respected and valued competitors have high Sharpe ratios
Willing to trade some expected ROE for lower volatility of ROE
Financial Objective:
Grow Book Value / Create Shareholder Value
Our risk/reward profile is consistent with the profile of our strongest peer performers
Annual Data 2003 to 2007 plus 2008 Q2 annualized
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
0% 5% 10% 15% 20% 25% 30% 35%
Std Deviation of ROE
ACGL
AXS
ACE
PRE
MXGL
TRH
RE
ENH
RNR
AWH
AHL
XL
IPCR
MRH
PTP

5 Years Of Growth:
Annualized ROE of 11.3%
Return on Shareholders’ Equity
Book Value Per Share
17.0%
0.9%
16.8%
20.4%
-1.3%
$20.45
$20.16
$23.06
$27.54
$22.77
-5%
0%
5%
10%
15%
20%
25%
2004 2005* 2006 2007
Rolling 12
months at Sept.
30/08
$0
$5
$10
$15
$20
$25
$30
* Year of Hurricanes KRW.  Max was one of the few insurance/reinsurance companies among its peers that were profitable in 2005.

Efficient Capital Management
Dividends
Repurchases   ($ in thousands)
Strong and flexible capital structure
2005: $258 million Equity Offering -launched Property Cat Reinsurance Operations
2007: Max USA $100 million Senior Debt Offering - launched U.S. Excess and
Surplus Lines Insurance Company
2008: Max Capital £90 million LOC Facility – Funds at Lloyd’s for pending
Lloyd’s Underwriting platform
Manage exposures to preserve capital
Opportunistic share repurchases
$73.4 million of Repurchase Authorization as of September 30, 2008
Increased dividends each year since inception
($ in thousands)
Dividends $ 66,914
Share Repurchases 253,924
Total $320,838
2003- 2008 Summary
$3,788
$5,487 $8,955
$14,273 $19,164
$15,247
$3,095
$4,850
$7,360
$17,624
$114,755
$106,240
$0
$25,000
$50,000
$75,000
$100,000
$125,000
$150,000
2003 2004 2005 2006 2007 YTD 2008

Property
Casualty
Insurance
Reinsurance
Diversified Premium Mix:
A Key Differentiator
Source: Merrill Lynch: Note: Based on YTD 30-June-08 property and casualty gross premiums written. Certain allocations have been estimated.
Incumbent (Re) Insurers
Class of 2001
Class of 2005
Max Capital Group Ltd.
FSR
IPCR
VR
Lancashire
MRH
PTP
AWH
RNR
AHL
ENH
ACGL
AXS
PRE
TRH
RE
ORH
XL
ACE

Non-recurring additional premiums on prior years’ contracts of $182 million
Total P&C Insurance / Reinsurance excluding Alternative Risk and non- recurring additional premiums on prior years’ contracts (year-on-year change)
Included in 2004 P&C Reinsurance is GPW of $248m related to Alternative Risk business
Diversified Revenue Sources / Product Lines
Revenue not dependent on single source
Capital & risk allocated rationally
P&C Annual Gross Premiums Written
($ in millions)
0
100
200
300
400
500
600
700
800
900
1000
$831
$931
$820
$776
$788
Plan $895
(+17%)
(-16%)
(-5%) (+19%
to
Plan)
2004
2005
2006
2007
2008 YTD Actual
and Plan
Max Specialty P&C Insurance P&C Reinsurance

P&C Insurance:
Bermuda / Dublin Niche-Oriented Focus
Target:
Working layer excess business
Larger customer - Fortune 1000
Customer-oriented approach:
Responsive and innovative
Consider toughest classes of
business
Offer multi-year programs
Flexible in program attachment points
Work with all leading brokers
Underwritten in Bermuda and Dublin
Sub-prime related reserves -
approximately $20 million
Combined ratio:
YTD 2008:      90%
2007:              86%
Gross Premiums Written
Rolling 12 Months at September 30, 2008
$375 million
By Exposure
Aviation
13%
Excess
Liability
32%
Professional
Liability
42%
Property
13%

P&C Reinsurance:
Bermuda / Dublin Diversification & Flexibility Emphasized
Target:
Working layer excess business /
quota share business
Specialty / niche focus
Customer-oriented approach:
Quick turnaround
Line-specific expertise
Net line underwriter (stability of capacity)
Cross-class capability
Modeling and structuring capabilities
Work with all leading brokers
Underwritten in Bermuda and Dublin
Combined ratio:
YTD 2008:
2007:                By Exposure
Gross Premiums Written
Rolling 12 Months at September 30, 2008
$414 million
Agriculture
20%
Aviation
7%
General Liability
2%
Medical Malpractice
16%
Other
2%
Professional Liability
6%
Property
23%
Marine & Energy
5%
Whole Account
3%
Workers Compensation
16%
82%
84%

U.S.- Based Growth Initiative:
Max Specialty Insurance Company / Max America Insurance Company
Commenced operations in 2007:
Nationwide underwriter of excess and
surplus lines niches based in Richmond, VA
Delaware licensed and approved on a non-
admitted basis in 49 other states
Brokerage and Contract Binding operations
Select group of national brokers and regional
MGA’s with 20+ years relationships
Current Products
Property-cat & non-cat
Umbrella / xs Liability
Inland Marine / Ocean Cargo (New 2008)
Specialty Casualty (New 2008)
90 employees / 6 U.S. locations
Long-term underwriting objectives:
Products priced and underwritten so net
incurred loss ratios approximate 55%
Expense ratio:   approximately 35%
Combined ratio: approximately 85%
June 2008: Max America Insurance
Company acquired
U.S. admitted insurance company licensed
in  all 50 states
Gross Premiums Written
Rolling 12 Months at September 30, 2008
$161 million
By Exposure
Property
49%
General casualty
34%
Marine
17%

Life Reinsurance:
Long-Tail, Reserve Buy-Out Business
Specialize in:
Investment spread business
In force, closed / ring-fenced books
Mortality, morbidity & longevity
Predictable cash flows
Asset heavy – no interest sensitive
liabilities
Strategy:
Leveraging underwriting skills with
low volatility alternative investments
Focus on closed block reserve
buy-out  transactions
Almost no IBNR
Differentiated by:
Detailed data focus
Strong actuarial analysis
Bermuda efficiencies
Gross Premiums Written
Reserves & Deposits 9/30/2008
$1.3 billion
Number of Deals Written
2008 YTD
And Plan
0
50
100
150
200
250
300
350
2004 2005 2006 2007
$212
$275
$45
$302
3
3
1
6
US$ Millions
$150
1
Annuity
73%
Life
15%
Health
12%

Max at Lloyd’s Ltd.:
Access to Direct & Reinsurance Markets Worldwide
Max entered into an agreement to acquire Imagine Group (UK) Limited
(“Imagine Lloyd’s”) from Imagine Insurance Company Limited (“Imagine”)
Subject to various regulatory approvals
Key acquisition terms
Max to replace Imagine Lloyd’s letters of credit totaling approximately £90 million that fund Lloyd’s syndicate commitments
Imagine to provide 70% quota share reinsurance in respect of Syndicate 1400 for the
2007 and 2008 years of account until December 31, 2008. The liability of Imagine in respect  of any one year of account  under this reinsurance arrangement is limited to
150% of net premiums earned
Manages £198.8 million of capacity for 2008, of which 69% is capitalized by
Imagine  Group (UK) Limited (Imagine) and 31% is capitalized by third party names
Offices in London, Copenhagen and Tokyo
Total staff of approximately 85
Anticipated transaction will close in Q4-2008
Transaction expected to be accretive to 2009 results

Imagine Group (UK) Limited – Organizational Structure
Imagine Syndicate
Management Limited
Syndicate 1400
Active Underwriter
Matthew Petzold
Property catastrophe 54%
Accident & health 28%
Financial institutions 18%
Total 100%
£125.0m
Imagine owned     £125.0  (100%)
Independent        0.0 (0%)
Total £125.0  (100%)
Syndicate 2525
Active Underwriter
David Dale
Public liability 50%
Employers’ liability 50%
Total                                 100%
£42.0m
Imagine owned £0.9       (2%)
Independent  41.1 (98%)
Total £42.0   (100%)
Syndicate 2526
Active Underwriter
Andy Doré
Professional indemnity    92%
Medical Malpractice           8%
Total                                 100%
£31.8m
Imagine owned £11.6      (36%)
Independent       20.2 (64%)
Total £31.8    (100%)
2008
Product
Focus
2008
Capacity
2008
Capacity
Provider
Iain Bremner — Managing Director     Lance Gibbins — Finance Director    Matthew Petzold — Underwriting Director
Imagine Underwriting
Services Limited
Imagine Group (UK)
Limited

2008 Projected Gross Premiums Written - £77.5 million
Professional
Indemnity / Medical
Malpractice, 18%
Employers' Public
Liability, 1%
Property
Catastrophe, 44%
Financial
Institutions,
14%
Accident & Health,
23%
By Line of Business
Syndicate 2526
18%
Syndicate 2525
1%
Syndicate 1400
81%
By Syndicate
By Geography
North America
29%
Europe exc. UK
12%
UK 27%
Japan
8%
Caribbean
5%
Other
19%
Insurance
34%
Reinsurance
66%
By Contract Type

(£ in millions, 2008 projected)
Imagine Group (UK) Limited - Financial Summary
(UK GAAP pro forma unaudited; excludes discontinued lines of business)
2006 2007 2008P
Gross premiums written £68.8 £76.3 £77.5
(Imagine's share of syndicate business)
Net premiums written 49.7 63.3 64.3
Net premiums earned 42.0 60.5 67.8
Loss and loss adjustment expenses 10.9 20.5 30.0
Policy acquisition costs 7.2 12.9 15.9
Operating expenses 13.6 15.5 14.1
Total expenses 31.7 48.9 60.0
Underwriting income £10.3 £11.6 £7.8
Loss ratio 26.0% 33.9% 44.2%
Expense ratio 49.5% 46.9% 44.2%
Combined ratio 75.5% 80.8% 88.4%
Years Ended Dec 31,

Max Capital’s invested assets allocation
As of September 30, 2008, 81% allocated to high-grade (A and above) fixed income securities and 19% to a highly-diversified, un-leveraged alternative investments portfolio
Commencing October 1, 2008, 80-90% allocation target for high-grade, fixed income securities and 10-20% allocation target for alternative investments
This mix is generally expected to provide a smoothing effect to total portfolio returns
Max Capital’s alternative investments allocation, while historically beneficial from a book value growth and income perspective, adds quarterly volatility to Max
Capital’s financial statements
Volatility is higher over any short term period but tends to dissipate over longer term
Volatility results from the necessity of recording changes in market value of the alternative investments portfolio through income rather than through equity
Diversified And Strategic Asset Allocation
0%
5%
10%
15%
20%
25%
30%
35%
Investment Portfolio:
Traditional       Alternative
Allocation
Target
Opportunistic
Distressed
Diversified
Equity
Long / Short
Event Driven
Arbitrage
Global
Macro
Credit
Long / Short
Emerging
Markets
Fixed Income
Arbitrage
Tsy / Agy
Aaa Aa Baa
81%
19%
85% 15%
A

Average quality of AA+
80%+ of fixed income securities rated Aa or better
Less than 2% rated Baa or below
Approximately 50% of portfolio is Cash, Governments, Agencies, and Agency MBS
Cash balance is approximately $650 million or 16% of the portfolio
U.S. and G7 governments approximately $600 million or 15% of the portfolio
U.S. Agencies approximately $250 million or 6% of the portfolio
U.S. Agency MBS approximately $525 million or 13% of the portfolio
Corporate Holdings are well diversified
Approximately 35% of the portfolio
Approximately 200 different corporate issuers
Largest “Aa” issuer is less than 1% of the portfolio
Largest “A” issuer is less than 0.5% of the portfolio
No CDO’s, CLO’s, SIV’s or other highly structured securities
High Quality Cash & Fixed Income Portfolio

Remaining portfolio is high quality ABS, CMO and CMBS Holdings
Almost all CMO holdings are rated AAA, with substantial portion being agency CMO’s
Almost all CMBS holdings are rated AAA
Principal losses, if any, are expected to be minimal based upon cash flow and stress testing
ABS holdings are largely comprised of plain vanilla auto and credit cards
Home equity ABS holdings amount to approximately $50 million (all Subprime and Alt – A)
Subprime and Alt – A exposures are approximately $82 million book value
78% are AAA rated securities
2.0 year weighted average life
Significant and growing over-collateralization (weighted average 40%)
No principal losses are expected based upon cash flow and stress testing
Unrealized loss of approximately $14 million
Credit Risk Issues are relatively small at September 30, 2008
No Washington Mutual securities held
$15 million Lehman bonds, fair value of $2 million ($13 million impairment charge)
$13 million AIG related bonds, fair value of $10 million ($3 million unrealized loss)
No equity, preferred, or equity linked securities in the portfolio
Besides Lehman, only one security (a military housing bond) is in arrears on either principal or interest
$3 million position, fair value of $2.3 million ($700 thousand loss)
Limited Credit & Structure Risk

5.7
12.3
9.3
27.3
67.8
7.7
3.7
27.0
2.1
40.5
8.6
5.0
32.2
2.5
48.3
6.1
-
3.4
9.5
34.0
2.4
1.6
18.0
2.5
24.5
Investments With Exposure To Sub-prime And Alt-A
Assets with Subprime content Weighted AAA AAA AA A Amortized Fair Value
($ millions) Average Life Senior Junior Cost
Subprime exposure by vintage year
Pre-2005 3.5 $           0.4 $           5.8 $           - $          $              $
2005 4.9 $           - $          3.4 $           - $          $              $
2006 1.6 $        5.0 $           - $          9.2 $           $            $
2007 3.4 $           - $          - $          - $          $              $
Total Subprime exposure 2.4 $        5.4 $           9.2 $           9.2 $           $            $
Alt-A exposure by vintage year
Pre-2005 3.9 $           - $          - $          - $          6.1 $              $
2005 1.2 $         17.3 $        - $          - $          17.3 $            $
2006 0.6 $           6.8 $           - $          - $          10.2 $            $
Total Alt-A exposure 1.5 $           24.1 $        - $          - $          33.6 $            $
Sub-prime and Alt-A exposure 2.0 $        29.5 $        9.2 $           9.2 $           81.9 $            $
Amortized Cost by Credit rating

Core Investing Principles
Diversification by strategy with concentration limits in any particular fund
Rapid liquidity required
Return objective – 300 bps over risk free rates with bond like volatility
Rigorous manager selection and monitoring process
Objectives of Revised Investment Guidelines Adopted October 2008
More balanced, market neutral / absolute return focus
Lower volatility of monthly, quarterly and annual returns
Lower probability of a drawdown below a fixed floor for any time period
Higher degree of diversification in both the number of strategies employed and the number of underlying managers
Lower correlation and / or exposure to relevant market factors
Alternative Investment Portfolio

Over multiple term time periods, Max Capital’s total investment portfolio compares favorably to other Benchmark Indices with lower volatility
Max Capital’s alternative investments portfolio has contributed significantly to portfolio returns and book value growth
Q3 2008 hedge fund returns were the worst since hedge fund industry record-
keeping began
Max Capital’s alternative investments portfolio, composed of an unleveraged diversified “fund-of-funds,” had a significant negative return for the quarter
Risk Averse Enhanced Returns
* Annualized
Past performance should not be considered to be a reliable indicator of future performance
Q3 2008 2008 YTD 2007 1/1/2007 -
YTD
Last 60
Months*
Standard Deviation
Max Capital Total -2.83% -2.17% 10.38% 7.99% 4.63% 2.92%
Max Capital Fixed Income 0.31% 0.80% 5.11% 5.95% 3.53% 2.69%
Max Capital AI Portfolio -12.99% -11.98% 16.97% 2.96% 4.95% 6.26%
Fund of Funds Index -9.63% -11.84% 10.26% -2.80% 5.04% 5.70%
S&P 500 -8.37% -19.29% 5.49% -14.85% 4.05% 10.32%
High Yield -9.48% -10.60% 2.09% -8.73% 4.28% 6.27%
5 - 7 Year Corporate BBB -5.37% -5.30% 5.70% 0.10% 2.34% 4.28%
5 - 7 Year Corporate A -10.91% -11.00% 5.44% -6.16% 0.85% 6.08%
ML Master -0.29% 1.03% 7.17% 8.28% 3.92% 3.18%

27 Past performance should not be considered to be a reliable indicator of future performance. Supplemental Investment Data – September 30, 2008

Profitable Underwriting Trends Despite Hurricanes in 2005
P&C Combined Ratio
Operating ROE
Gross Premiums Written
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2004
2005
2006
2007
Rolling 12 Months at 9/30/08
$1,044
Life $212
Life $275 Life $45
Life $302
Life $333
$1,246
$865
$1,078
$1,282
0%
2004 2005 2006 2007 Rolling 12 Months at 9/30/08
94%
106%
86%
88%
90%
20%
40%
60%
80%
100%
120%
2004 2005 2006 2007
$2.70
$0.19
$3.52
$4.81
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
Operating Earnings Per Share (Diluted)
-$0.01
Rolling 12 Months at 9/30/08
2004 2005 2006
2007
Rolling 12 Months at 9/30/08
15.8%
1.0%
17.3%
-0.02%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
20.7%

A Growing, Global Insurance / Reinsurance Company
*Operating Cash Flow for 2007 and prior years has been adjusted to conform with the current presentation
$3,515
$4,223
$4,536
$5,123
$4,994
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
2004 2005 2006 2007 9/30/08
Invested Assets (Ratio to Shareholders’ Equity)
($ in millions)
2004* 2005* 2006* 2007* Rolling 12 months at 9/30/08
$799
$447
$273
$252
$380
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
Operating Cash Flow
$903
$1,186
$1,390
$1,584
$1,274
0
200
400
600
800
1000
1200
1400
1600
1800
($19.70) ($20.16) ($23.06) ($22.77)
($27.54)
2004 2005 2006 2007 9/30/08
Shareholders’ Equity (Book Value Per Share)
2004 2005 2006 2007 Rolling 12 Months at 9/30/08
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
$0.35
$0.40
0.12
0.18
0.24
0.32
0.36
Dividends
(3.9:1) (3.6:1) (3.3:1)
(3.2:1)
(3.9:1)

Gross Premiums Written 882 $         1,078 $
Net Premiums Earned 512            818
Net Investment Income 137            188
Net  (Losses) Gains on Alternative Investments (145)           187
Net Realized Losses on  Fixed Maturities (18)             (4)
Other Income 1                1
Total Revenues 487            1,190
Total Losses, Expenses & Taxes 568            887
Net (Loss) Income (81) $          303 $
Property & Casualty Underwriting
Loss Ratio 67% 64%
Expense Ratio 22% 24%
Combined Ratio 89% 88%
YTD September 30, 2008 Results
And 2007 Year - End Results
December 31, 2007
($ in millions)
YTD
September 30, 2008

Cash & Fixed Maturities 4,064 $      4,061 $
Alternative Investments 930            1,062
Premium Receivables 505            433
Losses Recoverable 716            578
Other Assets 424            403
     Total Assets 6,639 $      6,537 $
Property & Casualty Losses 2,568         2,334
Life & Annuity Benefits 1,222         1,204
Deposit Liabilities 220            221
Funds Withheld 189            169
Unearned Premium 528            440
Bank Loan 295            330
Senior Notes 100            100
Other Liabilities 243            155
     Total Liabilites 5,365 $      4,953 $
Shareholders' Equity 1,274         1,584
6,639 $      6,537 $
Strong Balance Sheet
December 31, 2007 September 30, 2008
($ in millions)

I N S U R A N C E / R E I N S U R A N C E B E R M U D A I R E L A N D U N I T E D S T A T E S MAX CAPITAL GROUP LTD. Nasdaq: MXGL Investor Presentation Quarter Ended – September 30, 2008